EXHIBIT 99.1


MORGAN STANLEY                                                     April 2, 2003
Securitized Products Group
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $359,436,000
                                  APPROXIMATELY

                          MORGAN STANLEY CAPITAL I INC.
                                 SERIES 2003-NC4

                       MORTGAGE PASS-THROUGH CERTIFICATES

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
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MORGAN STANLEY                                                     April 2, 2003
Securitized Products Group
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                           APPROXIMATELY $359,436,000
                 MORGAN STANLEY CAPITAL I INC., SERIES 2003-NC4

                          MORGAN STANLEY CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                                                         MODIFIED
                                      EXPECTED RATINGS   AVG LIFE TO   DURATION TO
OFFERED                                 (S&P/FITCH/        CALL /         CALL /
CLASSES   DESCRIPTION     BALANCE         MOODY'S)        MTY(1)(2)    MTY(1)(2)(3)
-------   -----------   -----------   ----------------   -----------   ------------
  A-1     Not Offered   389,313,000
  A-2       Floater     131,700,000     AAA/AAA/Aaa      2.91 / 3.24   2.82 / 3.09
  A-3       Floater      63,897,000     AAA/AAA/Aaa      1.29 / 1.29   1.29 / 1.29
  A-4       Floater      40,000,000     AAA/AAA/Aaa      5.50 / 6.34   5.24 / 5.94
  M-1       Floater      41,153,000      AA/AA/Aa2       5.33 / 5.88   5.02 / 5.46
  M-2       Floater      41,914,000        A/A/A2        5.31 / 5.80   4.83 / 5.19
  M-3       Floater      13,337,000       A-/A-/A3       5.30 / 5.70   4.77 / 5.06
  B-1       Floater      11,431,000    BBB+/BBB+/Baa1    5.30 / 5.60   4.61 / 4.82
  B-2       Floater       7,621,000     BBB/BBB/Baa2     5.30 / 5.46   4.53 / 4.65
  B-3       Floater       8,383,000    BBB-/BBB-/Baa3    5.21 / 5.23   4.48 / 4.49


                                             INITIAL
OFFERED     PAYMENT WINDOW TO CALL /      SUBORDINATION
CLASSES             MTY(1)(2)                 LEVEL         BENCHMARK
-------   -----------------------------   -------------    -----------
  A-1         *****Not Offered*****
  A-2     05/03 - 04/11 / 05/03 - 11/20           18.00%   1 Mo. LIBOR
  A-3     05/03 - 12/05 / 05/03 - 12/05           18.00%   1 Mo. LIBOR
  A-4     12/05 - 04/11 / 12/05 - 11/20           18.00%   1 Mo. LIBOR
  M-1     07/06 - 04/11 / 07/06 - 09/17           12.60%   1 Mo. LIBOR
  M-2     06/06 - 04/11 / 06/06 - 08/16            7.10%   1 Mo. LIBOR
  M-3     05/06 - 04/11 / 05/06 - 10/14            5.35%   1 Mo. LIBOR
  B-1     05/06 - 04/11 / 05/06 - 10/13            3.85%   1 Mo. LIBOR
  B-2     05/06 - 04/11 / 05/06 - 09/12            2.85%   1 Mo. LIBOR
  B-3     05/06 - 04/11 / 05/06 - 09/11            1.75%   1 Mo. LIBOR

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Assumes pricing at par.

            (4)   Bond sizes subject to a variance of plus or minus 5%.

ISSUER:                       Morgan Stanley Capital I Inc. Trust 2003-NC4.

DEPOSITOR:                    Morgan Stanley Capital I Inc.

ORIGINATOR:                   NC Capital Corporation

SERVICER:                     The Provident Bank

TRUSTEE:                      Deutsche Bank National Trust Company.

MANAGERS:                     Morgan Stanley (lead manager), Utendahl Capital
                              Partners, L.P. and The Williams Capital Group,
                              L.P.

RATING AGENCIES:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

OFFERED CERTIFICATES:         Classes A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2 and
                              B-3 Certificates.

CLASS A CERTIFICATES:         Classes A-1, A-2, A-3 and A-4 Certificates.

GROUP II CLASS A
CERTIFICATES:                 The Class A-2, Class A-3 and Class A-4
                              Certificates.

GROUP II CLASS A
SEQUENTIAL CERTIFICATES:      The Class A-3 and Class A-4 Certificates.

CLASS A CERTIFICATE
GROUP: The Class A-1 Certificates and Group II Class A Certificates, as applicable.

EXPECTED CLOSING DATE:        April 29, 2003 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              May 25, 2003.

FINAL SCHEDULED
DISTRIBUTION DATE:            The Distribution Date occurring in April 2033.

DUE PERIOD:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $474.8 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:      Approximately $287.3 million of Mortgage Loans
                              that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:     o     Fixed Rate Mortgage Loans: CPR starting at
                                    approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15
                                    CPR increase for each month), and remaining at 23% CPR thereafter

                              o     ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:           The Offered Certificates are credit enhanced by:

                              1)    Net monthly excess cashflow from the
                                    Mortgage Loans,

                              2)    1.75% overcollateralization (funded
                                    upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT
PERCENTAGE:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:               The later to occur of:

                              (x)   The earlier of:

                                    (a)   The Distribution Date occurring in May
                                          2006; and

                                    (b)   The Distribution Date on which the
                                          aggregate balance of the Class A
                                          Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 36.00%.

TRIGGER EVENT:                A Trigger Event is in effect on any Distribution
                              Date if (i) on that Distribution Date the 60 Day+
                              Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+
                              Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:                   Class A:              18.00%
                              Class M-1:            12.60%
                              Class M-2:             7.10%
                              Class M-3:             5.35%
                              Class B-1:             3.85%
                              Class B-2:             2.85%
                              Class B-3:             1.75%

OPTIONAL CLEAN-UP CALL:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH
RATE: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH
RATE: The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS A-3 PASS-THROUGH
RATE: The Class A-3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS A-4 PASS-THROUGH
RATE: The Class A-4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH
RATE: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH
RATE: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH
RATE: The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH
RATE: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH
RATE: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH
RATE: The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:             As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:            As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK
CARRY FORWARD AMOUNT:         As to any Distribution Date, the supplemental
                              interest amount for the Class A-1 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii)  Any Class A-1 Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2, A-3, AND A-4
BASIS RISK CARRY
FORWARD AMOUNTS:              As to any Distribution Date, the supplemental
                              interest amount for each of the Class A-2, A-3 and A-4 Certificates will equal the sum of::

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    Certificates' applicable Pass-Through Rate
                                    (without regard to the Loan Group II Cap or
                                    WAC Cap).

CLASS M-1, M-2, M-3,
B-1, B-2 AND B-3 BASIS
RISK CARRY FORWARD
AMOUNTS: As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    Certificates' applicable Pass-Through Rate
                                    (without regard to the WAC Cap).

PRINCIPAL DISTRIBUTIONS
ON OFFERED CERTIFICATES:      On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i)   to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described in "Class A Principal Allocation", until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (vii) to the Class B-3 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described in "Class A Principal Allocation", until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (vii) to the Class B-3 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:            Beginning on the first Distribution Date, and for
                              a period of 35 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class A-2, A-3, and A-4 Certificates.

                              For the first 24 months if the 1-month LIBOR rate exceeds 6.75%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.75% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.125%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.125% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP
PAYMENT ALLOCATION:           The Interest Rate Cap Payment shall be available
                              to pay any Basis Risk Carry Forward Amount due to the Classes A-2, A-3 and A-4 pro rata.

ALLOCATION OF NET
MONTHLY EXCESS
CASHFLOW:                     For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (x)    to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xii)  to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xiii) concurrently, any Class A-1 Basis Risk
                                     Carry Forward Amount to the Class A-1
                                     Certificates, any Class A-2 Basis Risk
                                     Carry Forward Amount to the Class A-2
                                     Certificates, any Class A-3 Basis Risk
                                     Carry Forward Amount to the Class A-3
                                     Certificates and any Class A-4 Basis Risk
                                     Carry Forward Amount to the Class A-4
                                     Certificates; and

                              (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE
AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE
INTEREST:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL
DISTRIBUTION AMOUNT:          On any Distribution Date, the excess of (i) the
                              aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS
CASHFLOW:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, the lesser of (i) the
                              excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED
AMOUNT: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL
ALLOCATION PERCENTAGE:        For any Distribution Date, the percentage
                              equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                              (ii) in the case of the Group II Class A
                              Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                              Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

CLASS A PRINCIPAL
ALLOCATION:                   Except as described below, the Class A-3 and Class
                              A-4 Certificates will receive principal
                              sequentially, and the Class A-4 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-3
                              Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                              Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $3,810,430.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

CLASS B-3 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,810,430.

TRUST TAX STATUS:             REMIC.

ERISA ELIGIBILITY:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:            It is not anticipated that any of the Offered
                              Certificates will be SMMEA eligible.

PROSPECTUS:                   The Class A-2, Class A-3, Class A-4, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004            99        81         75         69         63
     April 2005            97        62         51         41         32
     April 2006            96        46         33         22         12
     April 2007            94        36         27         20         12
     April 2008            93        29         21         14         10
     April 2009            91        23         16         10          7
     April 2010            89        19         12          7          5
     April 2011            87        15          9          5          4
     April 2012            84        12          7          4          3
     April 2013            82        10          5          3          2
     April 2014            79         8          4          2          0
     April 2015            76         7          3          2          0
     April 2016            73         5          3          1          0
     April 2017            69         4          2          0          0
     April 2018            65         4          2          0          0
     April 2019            61         3          1          0          0
     April 2020            57         2          0          0          0
     April 2021            53         2          0          0          0
     April 2022            48         2          0          0          0
     April 2023            43         1          0          0          0
     April 2024            38         1          0          0          0
     April 2025            34         0          0          0          0
     April 2026            31         0          0          0          0
     April 2027            27         0          0          0          0
     April 2028            23         0          0          0          0
     April 2029            18         0          0          0          0
     April 2030            14         0          0          0          0
     April 2031             9         0          0          0          0
     April 2032             3         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            17.85      4.25       3.24       2.55       2.02
     Average Life
     to Call (1)        17.82      3.87       2.91       2.27       1.78
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004            98        69         60         50         40
     April 2005            96        38         20          4          0
     April 2006            93        12          0          0          0
     April 2007            91         0          0          0          0
     April 2008            88         0          0          0          0
     April 2009            85         0          0          0          0
     April 2010            82         0          0          0          0
     April 2011            79         0          0          0          0
     April 2012            75         0          0          0          0
     April 2013            71         0          0          0          0
     April 2014            66         0          0          0          0
     April 2015            61         0          0          0          0
     April 2016            55         0          0          0          0
     April 2017            49         0          0          0          0
     April 2018            43         0          0          0          0
     April 2019            37         0          0          0          0
     April 2020            31         0          0          0          0
     April 2021            23         0          0          0          0
     April 2022            16         0          0          0          0
     April 2023             8         0          0          0          0
     April 2024             0         0          0          0          0
     April 2025             0         0          0          0          0
     April 2026             0         0          0          0          0
     April 2027             0         0          0          0          0
     April 2028             0         0          0          0          0
     April 2029             0         0          0          0          0
     April 2030             0         0          0          0          0
     April 2031             0         0          0          0          0
     April 2032             0         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            13.00      1.69       1.29       1.05       0.88
     Average Life
     to Call (1)        13.00      1.69       1.29       1.05       0.88
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS A-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100         83
     April 2006           100       100         85         57         32
     April 2007           100        93         71         53         32
     April 2008           100        75         53         37         26
     April 2009           100        61         40         27         18
     April 2010           100        49         31         19         13
     April 2011           100        40         23         14          9
     April 2012           100        32         18         11          7
     April 2013           100        26         14          8          4
     April 2014           100        21         11          6          1
     April 2015           100        17          9          5          0
     April 2016           100        14          7          2          0
     April 2017           100        11          6          0          0
     April 2018           100         9          4          0          0
     April 2019           100         8          3          0          0
     April 2020           100         6          1          0          0
     April 2021           100         5          0          0          0
     April 2022           100         4          0          0          0
     April 2023           100         3          0          0          0
     April 2024           100         2          0          0          0
     April 2025            89         1          0          0          0
     April 2026            79         0          0          0          0
     April 2027            69         0          0          0          0
     April 2028            58         0          0          0          0
     April 2029            47         0          0          0          0
     April 2030            35         0          0          0          0
     April 2031            23         0          0          0          0
     April 2032             9         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            25.61      8.33       6.34       4.94       3.84
     Average Life
     to Call (1)        25.52      7.35       5.50       4.21       3.20
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100        100
     April 2006           100       100        100        100        100
     April 2007           100        87         65         47         76
     April 2008           100        70         48         32         21
     April 2009           100        57         36         22         13
     April 2010           100        45         27         15          8
     April 2011           100        36         20         10          5
     April 2012           100        29         15          7          1
     April 2013           100        23         11          5          0
     April 2014           100        19          8          2          0
     April 2015           100        15          6          0          0
     April 2016           100        12          4          0          0
     April 2017           100         9          1          0          0
     April 2018           100         7          0          0          0
     April 2019           100         6          0          0          0
     April 2020           100         4          0          0          0
     April 2021           100         2          0          0          0
     April 2022           100         0          0          0          0
     April 2023           100         0          0          0          0
     April 2024           100         0          0          0          0
     April 2025            95         0          0          0          0
     April 2026            86         0          0          0          0
     April 2027            75         0          0          0          0
     April 2028            64         0          0          0          0
     April 2029            53         0          0          0          0
     April 2030            40         0          0          0          0
     April 2031            27         0          0          0          0
     April 2032            12         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            26.04      7.76       5.88       4.99       4.74
     Average Life
     to Call (1)        25.92      7.06       5.33       4.54       4.38
     (years)

 (1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100        100
     April 2006           100       100        100        100        100
     April 2007           100        87         65         47         33
     April 2008           100        70         48         32         21
     April 2009           100        57         36         22         13
     April 2010           100        45         27         15          8
     April 2011           100        36         20         10          2
     April 2012           100        29         15          7          0
     April 2013           100        23         11          2          0
     April 2014           100        19          8          0          0
     April 2015           100        15          4          0          0
     April 2016           100        12          1          0          0
     April 2017           100         9          0          0          0
     April 2018           100         7          0          0          0
     April 2019           100         4          0          0          0
     April 2020           100         1          0          0          0
     April 2021           100         0          0          0          0
     April 2022           100         0          0          0          0
     April 2023           100         0          0          0          0
     April 2024           100         0          0          0          0
     April 2025            95         0          0          0          0
     April 2026            86         0          0          0          0
     April 2027            75         0          0          0          0
     April 2028            64         0          0          0          0
     April 2029            53         0          0          0          0
     April 2030            40         0          0          0          0
     April 2031            27         0          0          0          0
     April 2032            12         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            26.04      7.68       5.80       4.81       4.34
     Average Life
     to Call (1)        25.92      7.06       5.31       4.42       4.02
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100        100
     April 2006           100       100        100        100        100
     April 2007           100        87         65         47         33
     April 2008           100        70         48         32         21
     April 2009           100        57         36         22         13
     April 2010           100        45         27         15          4
     April 2011           100        36         20         10          0
     April 2012           100        29         15          0          0
     April 2013           100        23         11          0          0
     April 2014           100        19          4          0          0
     April 2015           100        15          0          0          0
     April 2016           100        12          0          0          0
     April 2017           100         9          0          0          0
     April 2018           100         1          0          0          0
     April 2019           100         0          0          0          0
     April 2020           100         0          0          0          0
     April 2021           100         0          0          0          0
     April 2022           100         0          0          0          0
     April 2023           100         0          0          0          0
     April 2024           100         0          0          0          0
     April 2025            95         0          0          0          0
     April 2026            86         0          0          0          0
     April 2027            75         0          0          0          0
     April 2028            64         0          0          0          0
     April 2029            53         0          0          0          0
     April 2030            40         0          0          0          0
     April 2031            27         0          0          0          0
     April 2032            12         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            26.03      7.56       5.70       4.68       4.13
     Average Life
     to Call (1)        25.92      7.06       5.30       4.36       3.87
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100        100
     April 2006           100       100        100        100        100
     April 2007           100        87         65         47         33
     April 2008           100        70         48         32         21
     April 2009           100        57         36         22         13
     April 2010           100        45         27         15          0
     April 2011           100        36         20          3          0
     April 2012           100        29         15          0          0
     April 2013           100        23          5          0          0
     April 2014           100        19          0          0          0
     April 2015           100        15          0          0          0
     April 2016           100         8          0          0          0
     April 2017           100         0          0          0          0
     April 2018           100         0          0          0          0
     April 2019           100         0          0          0          0
     April 2020           100         0          0          0          0
     April 2021           100         0          0          0          0
     April 2022           100         0          0          0          0
     April 2023           100         0          0          0          0
     April 2024           100         0          0          0          0
     April 2025            95         0          0          0          0
     April 2026            86         0          0          0          0
     April 2027            75         0          0          0          0
     April 2028            64         0          0          0          0
     April 2029            53         0          0          0          0
     April 2030            40         0          0          0          0
     April 2031            27         0          0          0          0
     April 2032             9         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            26.01      7.44       5.60       4.59       4.02
     Average Life
     to Call (1)        25.92      7.06       5.30       4.34       3.82
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100        100
     April 2006           100       100        100        100        100
     April 2007           100        87         65         47         33
     April 2008           100        70         48         32         21
     April 2009           100        57         36         22          0
     April 2010           100        45         27          8          0
     April 2011           100        36         20          0          0
     April 2012           100        29          7          0          0
     April 2013           100        23          0          0          0
     April 2014           100        19          0          0          0
     April 2015           100         7          0          0          0
     April 2016           100         0          0          0          0
     April 2017           100         0          0          0          0
     April 2018           100         0          0          0          0
     April 2019           100         0          0          0          0
     April 2020           100         0          0          0          0
     April 2021           100         0          0          0          0
     April 2022           100         0          0          0          0
     April 2023           100         0          0          0          0
     April 2024           100         0          0          0          0
     April 2025            95         0          0          0          0
     April 2026            86         0          0          0          0
     April 2027            75         0          0          0          0
     April 2028            64         0          0          0          0
     April 2029            53         0          0          0          0
     April 2030            40         0          0          0          0
     April 2031            27         0          0          0          0
     April 2032             0         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life
     to Maturity
     (years)            25.97      7.27       5.46       4.47       3.89
     Average Life
     to Call (1)        25.92      7.06       5.30       4.33       3.78
     (years)

(1) 10% Optional Clean-Up Call



TO MATURITY
-----------

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES         PPC 0%   PPC 75%   PPC 100%   PPC 125%   PPC 150%
     ---------------   ------   -------   --------   --------   --------
     Initial              100       100        100        100        100
     April 2004           100       100        100        100        100
     April 2005           100       100        100        100        100
     April 2006           100       100        100        100        100
     April 2007           100        87         65         47         33
     April 2008           100        70         48         32          8
     April 2009           100        57         36         11          0
     April 2010           100        45         24          0          0
     April 2011           100        36          6          0          0
     April 2012           100        29          0          0          0
     April 2013           100        15          0          0          0
     April 2014           100         3          0          0          0
     April 2015           100         0          0          0          0
     April 2016           100         0          0          0          0
     April 2017           100         0          0          0          0
     April 2018           100         0          0          0          0
     April 2019           100         0          0          0          0
     April 2020           100         0          0          0          0
     April 2021           100         0          0          0          0
     April 2022           100         0          0          0          0
     April 2023           100         0          0          0          0
     April 2024           100         0          0          0          0
     April 2025            95         0          0          0          0
     April 2026            86         0          0          0          0
     April 2027            75         0          0          0          0
     April 2028            64         0          0          0          0
     April 2029            53         0          0          0          0
     April 2030            40         0          0          0          0
     April 2031            23         0          0          0          0
     April 2032             0         0          0          0          0
     April 2033             0         0          0          0          0
     Average Life to    25.88      6.96       5.23       4.26       3.73
     Maturity (years)
     Average Life to    25.87      6.94       5.21       4.25       3.72
     Call (1) (years)

     (1) 10% Optional Clean-Up Call



                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-2 CAP (%)   A-3 CAP (%)   A-4 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
  0         --            --            --            --            --            --            --            --            --
  1         9.73          9.73          9.73          8.15          8.15          8.15          8.15          8.15          8.15
  2         8.46          8.46          8.46          6.90          6.90          6.90          6.90          6.90          6.90
  3         8.78          8.78          8.78          7.19          7.19          7.19          7.19          7.19          7.19
  4         8.57          8.57          8.57          6.98          6.98          6.98          6.98          6.98          6.98
  5         8.58          8.58          8.58          6.98          6.98          6.98          6.98          6.98          6.98
  6         8.82          8.82          8.82          7.21          7.21          7.21          7.21          7.21          7.21
  7         8.59          8.59          8.59          6.98          6.98          6.98          6.98          6.98          6.98
  8         8.83          8.83          8.83          7.21          7.21          7.21          7.21          7.21          7.21
  9         8.60          8.60          8.60          6.98          6.98          6.98          6.98          6.98          6.98
  10        8.60          8.60          8.60          6.98          6.98          6.98          6.98          6.98          6.98
  11        9.11          9.11          9.11          7.46          7.46          7.46          7.46          7.46          7.46
  12        8.62          8.62          8.62          6.98          6.98          6.98          6.98          6.98          6.98
  13        8.86          8.86          8.86          7.21          7.21          7.21          7.21          7.21          7.21
  14        8.63          8.63          8.63          6.98          6.98          6.98          6.98          6.98          6.98
  15        8.88          8.88          8.88          7.21          7.21          7.21          7.21          7.21          7.21
  16        8.64          8.64          8.64          6.98          6.98          6.98          6.98          6.98          6.98
  17        8.65          8.65          8.65          6.98          6.98          6.98          6.98          6.98          6.98
  18        8.90          8.90          8.90          7.21          7.21          7.21          7.21          7.21          7.21
  19        8.67          8.67          8.67          6.98          6.98          6.98          6.98          6.98          6.98
  20        8.92          8.92          8.92          7.21          7.21          7.21          7.21          7.21          7.21
  21        8.68          8.68          8.68          6.98          6.98          6.98          6.98          6.98          6.98
  22        9.09          9.09          9.09          7.22          7.22          7.22          7.22          7.22          7.22
  23       10.43         10.43         10.43          8.79          8.79          8.79          8.79          8.79          8.79
  24        9.56          9.56          9.56          7.94          7.94          7.94          7.94          7.94          7.94
  25        9.47          9.47          9.47          8.21          8.21          8.21          8.21          8.21          8.21
  26        9.21          9.21          9.21          7.94          7.94          7.94          7.94          7.94          7.94
  27        9.50          9.50          9.50          8.21          8.21          8.21          8.21          8.21          8.21
  28        9.67          9.67          9.67          8.18          8.18          8.18          8.18          8.18          8.18
  29       10.07         10.07         10.07          8.90          8.90          8.90          8.90          8.90          8.90
  30       10.39         10.39         10.39          9.20          9.20          9.20          9.20          9.20          9.20
  31       10.10         10.10         10.10          8.90          8.90          8.90          8.90          8.90          8.90
  32       10.42         10.42         10.42          9.19          9.19          9.19          9.19          9.19          9.19
  33       10.14          --           10.14          8.90          8.90          8.90          8.90          8.90          8.90
  34       10.65          --           10.65          9.15          9.15          9.15          9.15          9.15          9.15
  35       12.10          --           12.10         10.93         10.93         10.93         10.93         10.93         10.93
  36       11.05          --           11.05          9.87          9.87          9.87          9.87          9.87          9.87
  37       23.06          --           23.06         10.20         10.20         10.20         10.20         10.20         10.20
  38       11.58          --           11.58          9.87          9.87          9.87          9.87          9.87          9.87

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-2 CAP (%)   A-3 CAP (%)   A-4 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
  39       11.91          --           11.91         10.19         10.19         10.19         10.19         10.19         10.19
  40       11.96          --           11.96         10.12         10.12         10.12         10.12         10.12         10.12
  41       12.26          --           12.26         10.83         10.83         10.83         10.83         10.83         10.83
  42       12.67          --           12.67         11.19         11.19         11.19         11.19         11.19         11.19
  43       12.26          --           12.26         10.83         10.83         10.83         10.83         10.83         10.83
  44       12.67          --           12.67         11.19         11.19         11.19         11.19         11.19         11.19
  45       12.26          --           12.26         10.83         10.83         10.83         10.83         10.83         10.83
  46       12.59          --           12.59         11.00         11.00         11.00         11.00         11.00         11.00
  47       14.19          --           14.19         12.71         12.71         12.71         12.71         12.71         12.71
  48       12.82          --           12.82         11.48         11.48         11.48         11.48         11.48         11.48
  49       13.25          --           13.25         11.86         11.86         11.86         11.86         11.86         11.86
  50       12.82          --           12.82         11.48         11.48         11.48         11.48         11.48         11.48
  51       13.24          --           13.24         11.86         11.86         11.86         11.86         11.86         11.86
  52       12.83          --           12.83         11.49         11.49         11.49         11.49         11.49         11.49
  53       12.83          --           12.83         11.49         11.49         11.49         11.49         11.49         11.49
  54       13.26          --           13.26         11.87         11.87         11.87         11.87         11.87         11.87
  55       12.83          --           12.83         11.48         11.48         11.48         11.48         11.48         11.48
  56       13.26          --           13.26         11.87         11.87         11.87         11.87         11.87         11.87
  57       12.83          --           12.83         11.48         11.48         11.48         11.48         11.48         11.48
  58       12.84          --           12.84         11.49         11.49         11.49         11.49         11.49         11.49
  59       13.72          --           13.72         12.28         12.28         12.28         12.28         12.28         12.28
  60       12.84          --           12.84         11.49         11.49         11.49         11.49         11.49         11.49
  61       13.26          --           13.26         11.87         11.87         11.87         11.87         11.87         11.87
  62       12.84          --           12.84         11.48         11.48         11.48         11.48         11.48         11.48
  63       13.26          --           13.26         11.87         11.87         11.87         11.87         11.87         11.87
  64       12.83          --           12.83         11.48         11.48         11.48         11.48         11.48         11.48
  65       12.83          --           12.83         11.48         11.48         11.48         11.48         11.48         11.48
  66       13.26          --           13.26         11.86         11.86         11.86         11.86         11.86         11.86
  67       12.83          --           12.83         11.48         11.48         11.48         11.48         11.48         11.48
  68       13.26          --           13.26         11.86         11.86         11.86         11.86         11.86         11.86
  69       12.83          --           12.83         11.47         11.47         11.47         11.47         11.47         11.47
  70       12.83          --           12.83         11.47         11.47         11.47         11.47         11.47         11.47
  71       14.21          --           14.21         12.70         12.70         12.70         12.70         12.70         12.70
  72       12.83          --           12.83         11.47         11.47         11.47         11.47         11.47         11.47
  73       13.26          --           13.26         11.85         11.85         11.85         11.85         11.85         11.85
  74       12.83          --           12.83         11.47         11.47         11.47         11.47         11.47         11.47
  75       13.26          --           13.26         11.85         11.85         11.85         11.85         11.85         11.85

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-2 CAP (%)   A-3 CAP (%)   A-4 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
  76       12.83          --           12.83         11.46         11.46         11.46         11.46         11.46         11.46
  77       12.83          --           12.83         11.46         11.46         11.46         11.46         11.46         11.46
  78       13.26          --           13.26         11.84         11.84         11.84         11.84         11.84         11.84
  79       12.83          --           12.83         11.46         11.46         11.46         11.46         11.46         11.46
  80       13.26          --           13.26         11.84         11.84         11.84         11.84         11.84         11.84
  81       12.83          --           12.83         11.46         11.46         11.46         11.46         11.46         11.46
  82       12.83          --           12.83         11.46         11.46         11.46         11.46         11.46         11.46
  83       12.96          --           12.96         12.68         12.68         12.68         12.68         12.68         12.68
  84       11.32          --           11.32         11.45         11.45         11.45         11.45         11.45         11.45
  85       11.72          --           11.72         11.84         11.84         11.84         11.84         11.84         11.84
  86       11.36          --           11.36         11.45         11.45         11.45         11.45         11.45         11.45
  87       11.75          --           11.75         11.83         11.83         11.83         11.83         11.83         11.83
  88       11.39          --           11.39         11.45         11.45         11.45         11.45         11.45         11.45
  89       11.40          --           11.40         11.45         11.45         11.45         11.45         11.45         11.45
  90       11.80          --           11.80         11.83         11.83         11.83         11.83         11.83         11.83
  91       11.44          --           11.44         11.45         11.45         11.45         11.45         11.45         11.45
  92       11.84          --           11.84         11.83         11.83         11.83         11.83         11.83         11.83
  93       11.48          --           11.48         11.44         11.44         11.44         11.44         11.44         11.44
  94       11.50          --           11.50         11.44         11.44         11.44         11.44         11.44         11.44
  95       12.75          --           12.75         12.67         12.67         12.67         12.67         12.67         12.67
  96       11.54          --           11.54         11.44         11.44         11.44         11.44         11.44         11.44
  97       11.94          --           11.94         11.82         11.82         11.82         11.82         11.82         11.82
  98       11.58          --           11.58         11.44         11.44         11.44         11.44         11.44         11.44
  99       11.99          --           11.99         11.82         11.82         11.82         11.82         11.82         11.82
 100       11.62          --           11.62         11.44         11.44         11.44         11.44         11.44         11.44
 101       11.65          --           11.65         11.44         11.44         11.44         11.44         11.44         11.44
 102       12.06          --           12.06         11.82         11.82         11.82         11.82         11.82         11.82
 103       11.70          --           11.70         11.43         11.43         11.43         11.43         11.43         11.43
 104       12.11          --           12.11         11.81         11.81         11.81         11.81         11.81          --
 105       11.75          --           11.75         11.43         11.43         11.43         11.43         11.43          --
 106       11.77          --           11.77         11.43         11.43         11.43         11.43         11.43          --
 107       12.62          --           12.62         12.22         12.22         12.22         12.22         12.22          --
 108       11.83          --           11.83         11.43         11.43         11.43         11.43         11.43          --
 109       12.25          --           12.25         11.81         11.81         11.81         11.81         11.81          --
 110       11.89          --           11.89         11.43         11.43         11.43         11.43         11.43          --
 111       12.32          --           12.32         11.81         11.81         11.81         11.81         11.81          --
 112       11.95          --           11.95         11.43         11.43         11.43         11.43         11.43          --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-2 CAP (%)   A-3 CAP (%)   A-4 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
 113       11.98          --           11.98         11.43         11.43         11.43         11.43         11.43          --
 114       12.42          --           12.42         11.81         11.81         11.81         11.81         11.81          --
 115       12.05          --           12.05         11.42         11.42         11.42         11.42         11.42          --
 116       12.49          --           12.49         11.80         11.80         11.80         11.80          --            --
 117       12.12          --           12.12         11.42         11.42         11.42         11.42          --            --
 118       12.16          --           12.16         11.42         11.42         11.42         11.42          --            --
 119       13.50          --           13.50         12.64         12.64         12.64         12.64          --            --
 120       12.23          --           12.23         11.42         11.42         11.42         11.42          --            --
 121       12.68          --           12.68         11.80         11.80         11.80         11.80          --            --
 122       12.31          --           12.31         11.42         11.42         11.42         11.42          --            --
 123       12.76          --           12.76         11.80         11.80         11.80         11.80          --            --
 124       12.39          --           12.39         11.42         11.42         11.42         11.42          --            --
 125       12.44          --           12.44         11.42         11.42         11.42         11.42          --            --
 126       12.90          --           12.90         11.80         11.80         11.80         11.80          --            --
 127       12.53          --           12.53         11.42         11.42         11.42         11.42          --            --
 128       13.00          --           13.00         11.80         11.80         11.80         11.80          --            --
 129       12.62          --           12.62         11.41         11.41         11.41         11.41          --            --
 130       12.67          --           12.67         11.41         11.41         11.41          --            --            --
 131       14.09          --           14.09         12.64         12.64         12.64          --            --            --
 132       12.78          --           12.78         11.41         11.41         11.41          --            --            --
 133       13.26          --           13.26         11.79         11.79         11.79          --            --            --
 134       12.89          --           12.89         11.41         11.41         11.41          --            --            --
 135       13.37          --           13.37         11.79         11.79         11.79          --            --            --
 136       13.00          --           13.00         11.41         11.41         11.41          --            --            --
 137       13.06          --           13.06         11.41         11.41         11.41          --            --            --
 138       13.56          --           13.56         11.79         11.79         11.79          --            --            --
 139       13.19          --           13.19         11.41         11.41         11.41          --            --            --
 140       13.69          --           13.69         11.79         11.79         11.79          --            --            --
 141       13.32          --           13.32         11.41         11.41          --            --            --            --
 142       13.38          --           13.38         11.41         11.41          --            --            --            --
 143       14.90          --           14.90         12.63         12.63          --            --            --            --
 144       13.53          --           13.53         11.41         11.41          --            --            --            --
 145       14.05          --           14.05         11.79         11.79          --            --            --            --
 146       13.68          --           13.68         11.41         11.41          --            --            --            --
 147       14.21          --           14.21         11.79         11.79          --            --            --            --
 148       13.83          --           13.83         11.41         11.41          --            --            --            --
 149       13.91          --           13.91         11.41         11.41          --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-2 CAP (%)   A-3 CAP (%)   A-4 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
 150        14.46          --           14.46         11.79         11.79          --            --            --            --
 151        14.08          --           14.08         11.41         11.41          --            --            --            --
 152        14.65          --           14.65         11.79         11.79          --            --            --            --
 153        14.26          --           14.26         11.41         11.41          --            --            --            --
 154        14.36          --           14.36         11.41         11.41          --            --            --            --
 155        15.45          --           15.45         12.19         12.19          --            --            --            --
 156        14.55          --           14.55         11.41         11.41          --            --            --            --
 157        15.14          --           15.14         11.79         11.79          --            --            --            --
 158        14.76          --           14.76         11.41         11.41          --            --            --            --
 159        15.36          --           15.36         11.79         11.79          --            --            --            --
 160        14.97          --           14.97         11.41         11.41          --            --            --            --
 161        15.08          --           15.08         11.41         11.41          --            --            --            --
 162        15.71          --           15.71         11.79         11.79          --            --            --            --
 163        15.32          --           15.32         11.41         11.41          --            --            --            --
 164        15.95          --           15.95         11.79          --            --            --            --            --
 165        15.56          --           15.56         11.41          --            --            --            --            --
 166        15.69          --           15.69         11.41          --            --            --            --            --
 167        17.52          --           17.52         12.63          --            --            --            --            --
 168        15.96          --           15.96         11.41          --            --            --            --            --
 169        16.64          --           16.64         11.79          --            --            --            --            --
 170        16.24          --           16.24         11.41          --            --            --            --            --
 171        16.93          --           16.93         11.79          --            --            --            --            --
 172        16.54          --           16.54         11.41          --            --            --            --            --
 173        16.69          --           16.69         11.41          --            --            --            --            --
 174        17.41          --           17.41         11.79          --            --            --            --            --
 175        17.02          --           17.02         11.41          --            --            --            --            --
 176        17.76          --           17.76         11.79          --            --            --            --            --
 177        17.36          --           17.36         11.41          --            --            --            --            --
 178        17.62          --           17.62          --            --            --            --            --            --
 179        19.83          --           19.83          --            --            --            --            --            --
 180        18.22          --           18.22          --            --            --            --            --            --
 181        19.16          --           19.16          --            --            --            --            --            --
 182        18.89          --           18.89          --            --            --            --            --            --
 183        19.90          --           19.90          --            --            --            --            --            --
 184        19.65          --           19.65          --            --            --            --            --            --
 185        20.07          --           20.07          --            --            --            --            --            --
 186        21.20          --           21.20          --            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-2 CAP (%)   A-3 CAP (%)   A-4 CAP (%)   M-1 CAP (%)   M-2 CAP (%)   M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)   B-3 CAP (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360
 187       21.00          --           21.00          --            --            --            --            --            --
 188       22.23          --           22.23          --            --            --            --            --            --
 189       22.07          --           22.07          --            --            --            --            --            --
 190       22.67          --           22.67          --            --            --            --            --            --
 191       25.82          --           25.82          --            --            --            --            --            --
 192       24.02          --           24.02          --            --            --            --            --            --
 193       25.61          --           25.61          --            --            --            --            --            --
 194       25.60          --           25.60          --            --            --            --            --            --
 195       27.35          --           27.35          --            --            --            --            --            --
 196       27.42          --           27.42          --            --            --            --            --            --
 197       28.47          --           28.47          --            --            --            --            --            --
 198       30.63          --           30.63          --            --            --            --            --            --
 199       30.95          --           30.95          --            --            --            --            --            --
 200       33.50          --           33.50          --            --            --            --            --            --
 201       34.09          --           34.09          --            --            --            --            --            --
 202       35.99          --           35.99          --            --            --            --            --            --
 203       40.81          --           40.81          --            --            --            --            --            --
 204       40.72          --           40.72          --            --            --            --            --            --
 205       45.18          --           45.18          --            --            --            --            --            --
 206       47.30          --           47.30          --            --            --            --            --            --
 207       53.37          --           53.37          --            --            --            --            --            --
 208       57.05          --           57.05          --            --            --            --            --            --
 209       63.92          --           63.92          --            --            --            --            --            --
 210       75.38          --           75.38          --            --            --            --            --            --
 211       85.35          --           85.35          --            --            --            --            --            --
 212      106.89          --          106.89          --            --            --            --            --            --
 213      132.29          --          132.29          --            --            --            --            --            --
 214      185.53          --          185.53          --            --            --            --            --            --
 215      350.52          --          350.52          --            --            --            --            --            --
 216        *                           *             --            --            --            --            --            --

* In Period 216 the A-2 Class has a balance of $21,160 and is paid $56,941 in interest and the A-4 Class has a balance of $16,693 and is paid $44,921 in interest

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

MSDW 2003-NC4                                                     MORGAN STANLEY

ALL RECORDS
================================================================================

Summary Statistics
Number of Mortgage Loans:                                                  4,683
Aggregate Principal Balance ($):                                     762,086,003
Weighted Average Current Mortgage Rate (%):                                7.585
Non-Zero Weighted Average Margin (%):                                      6.437
Non-Zero Weighted Average Maximum Rate (%):                               14.543
Weighted Average Stated Original Term (months):                              353
Weighted Average Stated Remaining Term (months):                             350
Weighted Average Combined Original LTV (%):                                79.26
% First Liens:                                                             98.79
% Owner Occupied:                                                          93.74
% Purchase:                                                                18.44
% Full Doc:                                                                57.73
Non-Zero Weighted Average Credit Score:                                      607

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
GROUP                                                      LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Group I                                                    3,118   474,772,171       62.30      7.549         355      78.59
Group II                                                   1,565   287,313,832       37.70      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
PRODUCT TYPES                                              LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed - 10 Year                                               12       652,478        0.09      8.108         118      66.70
Fixed - 15 Year                                              181    14,584,692        1.91      8.054         178      73.32
Fixed - 20 Year                                              249    14,421,608        1.89      9.534         238      89.46
Fixed - 25 Year                                                9       708,114        0.09      8.119         297      75.92
Fixed - 30 Year                                            1,160   176,061,589       23.10      7.511         358      76.52
ARM - 2 Year/6 Month                                       2,981   531,414,691       69.73      7.624         358      79.96
ARM - 3 Year/6 Month                                          42     8,367,464        1.10      7.273         357      80.77
ARM - 10 Year IO/1 Month                                      49    15,875,368        2.08      5.024         298      82.15
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                          LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
4.000 - 4.999                                                 37    12,129,830        1.59      4.840         298      82.60
5.000 - 5.999                                                142    32,951,927        4.32      5.817         351      76.27
6.000 - 6.999                                              1,113   227,449,909       29.85      6.705         354      77.37
7.000 - 7.999                                              1,618   290,063,240       38.06      7.558         353      80.63
8.000 - 8.999                                                899   116,912,117       15.34      8.524         350      80.10
9.000 - 9.999                                                495    56,215,224        7.38      9.468         353      78.23
10.000 - 10.999                                              312    21,760,051        2.86     10.615         306      82.78
11.000 - 11.999                                               62     4,232,679        0.56     11.492         335      73.24
12.000 - 12.999                                                5       371,026        0.05     12.251         349      71.32
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 4.375
Maximum: 12.990
Weighted Average: 7.585



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)               LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
1 - 25,000                                                    57     1,139,908        0.15     10.869         228      99.47
25,001 - 50,000                                              334    13,577,416        1.78      9.265         293      78.23
50,001 - 75,000                                              582    36,770,352        4.82      8.665         329      77.87
75,001 - 100,000                                             608    53,379,644        7.00      8.110         345      76.01
100,001 - 125,000                                            536    60,404,629        7.93      7.918         350      78.60
125,001 - 150,000                                            505    69,367,570        9.10      7.804         355      78.19
150,001 - 175,000                                            410    66,425,165        8.72      7.660         355      77.72
175,001 - 200,000                                            342    64,414,015        8.45      7.519         353      78.30
200,001 - 225,000                                            270    57,589,456        7.56      7.437         354      78.84
225,001 - 250,000                                            192    45,390,135        5.96      7.421         356      79.40
250,001 - 275,000                                            168    43,879,540        5.76      7.446         353      79.15
275,001 - 300,000                                            143    41,150,920        5.40      7.418         356      82.28
300,001 - 325,000                                            109    34,116,118        4.48      7.228         355      81.42
325,001 - 350,000                                            103    34,779,650        4.56      7.114         356      81.30
350,001 - 375,000                                             70    25,365,051        3.33      7.151         356      82.17
375,001 - 400,000                                             69    26,992,487        3.54      7.263         354      81.68
400,001 - 425,000                                             43    17,813,411        2.34      7.124         346      81.15
425,001 - 450,000                                             35    15,391,652        2.02      7.306         354      82.15
450,001 - 475,000                                             28    12,931,315        1.70      7.206         355      86.06
475,001 - 500,000                                             47    23,104,344        3.03      6.908         352      76.04
500,001 - 750,000                                             32    18,103,226        2.38      6.490         343      80.11
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 9,021
Maximum: 748,477
Average: 162,735



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)                    LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
120                                                           12       652,478        0.09      8.108         118      66.70
180                                                          181    14,584,692        1.91      8.054         178      73.32
240                                                          249    14,421,608        1.89      9.534         238      89.46
300                                                           58    16,583,482        2.18      5.156         298      81.88
360                                                        4,183   715,843,744       93.93      7.592         358      79.12
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 120
Maximum: 360
Weighted Average: 353

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)                   LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
109 - 120                                                     12       652,478        0.09      8.108         118      66.70
169 - 180                                                    181    14,584,692        1.91      8.054         178      73.32
229 - 240                                                    249    14,421,608        1.89      9.534         238      89.46
289 - 300                                                     58    16,583,482        2.18      5.156         298      81.88
349 - 360                                                  4,183   715,843,744       93.93      7.592         358      79.12
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 117
Maximum: 359
Weighted Average: 350



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)                  LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
15.01 - 20.00                                                  5       334,088        0.04      7.527         327      17.59
20.01 - 25.00                                                  8     1,192,491        0.16      7.176         358      24.41
25.01 - 30.00                                                 10       845,458        0.11      7.563         302      28.14
30.01 - 35.00                                                 21     1,593,603        0.21      7.209         347      32.11
35.01 - 40.00                                                 33     3,698,146        0.49      7.529         337      37.91
40.01 - 45.00                                                 32     3,743,534        0.49      7.463         321      43.09
45.01 - 50.00                                                 57     7,527,462        0.99      7.244         349      47.76
50.01 - 55.00                                                 70    10,467,101        1.37      7.338         347      52.79
55.01 - 60.00                                                142    21,540,289        2.83      7.350         350      58.05
60.01 - 65.00                                                230    37,053,977        4.86      7.400         348      63.41
65.01 - 70.00                                                342    53,985,856        7.08      7.784         354      68.93
70.01 - 75.00                                                547    87,452,798       11.48      7.755         353      74.15
75.01 - 80.00                                              1,211   195,258,879       25.62      7.520         350      79.58
80.01 - 85.00                                                904   155,514,291       20.41      7.589         353      84.62
85.01 - 90.00                                                687   139,179,480       18.26      7.425         354      89.65
90.01 - 95.00                                                168    33,882,739        4.45      7.539         355      94.86
95.01 - 100.00                                               216     8,815,812        1.16     10.891         229      99.90
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 15.15
Maximum: 100.00
Weighted Average: 79.26



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF GROSS MARGINS (%)                                 LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,611   206,428,480       27.09      7.695         336      77.17
<= 3.500                                                      38    12,189,268        1.60      4.862         298      82.61
3.501 - 4.000                                                  9     2,377,161        0.31      5.395         298      80.38
4.001 - 4.500                                                  6     1,803,140        0.24      6.147         312      81.60
4.501 - 5.000                                                  8     2,037,754        0.27      6.496         357      77.70
5.001 - 5.500                                                 12     2,959,730        0.39      6.980         358      83.28
5.501 - 6.000                                                 46     9,113,152        1.20      6.954         358      78.39
6.001 - 6.500                                              1,842   357,224,829       46.87      7.248         358      81.52
6.501 - 7.000                                                616    94,892,529       12.45      8.087         358      78.93
7.001 - 7.500                                                488    71,986,329        9.45      8.965         358      73.73
7.501 - 8.000                                                  5       671,900        0.09      9.613         358      77.32
8.001 - 8.500                                                  1       227,692        0.03      7.990         358      95.00
8.501 - 9.000                                                  1       174,038        0.02      8.500         358      85.00
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 1.000
Maximum: 8.750
Non-Zero Weighted Average: 6.437



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                        LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,611   206,428,480       27.09      7.695         336      77.17
<=5.000                                                       37    12,129,830        1.59      4.840         298      82.60
5.001 - 5.500                                                 33     8,476,675        1.11      5.471         341      73.74
5.501 - 6.000                                                127    28,423,660        3.73      5.945         355      77.93
6.001 - 6.500                                                265    55,589,714        7.29      6.404         357      77.91
6.501 - 7.000                                                514   112,053,957       14.70      6.888         358      80.36
7.001 - 7.500                                                517   102,051,032       13.39      7.372         358      81.83
7.501 - 8.000                                                513    94,315,966       12.38      7.852         358      82.07
8.001 - 8.500                                                266    39,773,642        5.22      8.333         358      81.24
8.501 - 9.000                                                318    44,988,202        5.90      8.834         358      79.55
9.001 - 9.500                                                216    25,836,447        3.39      9.325         358      77.56
9.501 - 10.000                                               142    18,082,213        2.37      9.800         358      76.98
10.001 -10.500                                                53     6,396,870        0.84     10.349         358      72.46
10.501 - 11.000                                               38     4,297,396        0.56     10.798         358      72.15
11.001 - 11.500                                               17     1,631,385        0.21     11.348         358      69.37
11.501 - 12.000                                               13     1,317,345        0.17     11.865         357      68.18
12.001 - 12.500                                                3       293,189        0.04     12.257         358      67.80
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 4.360
Maximum: 12.410
Non-Zero Weighted Average: 7.547



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                            LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,611   206,428,480       27.09      7.695         336      77.17
<= 12.500                                                     73    21,974,881        2.88      5.156         314      79.10
12.501 - 13.000                                              126    27,520,771        3.61      5.950         357      77.88
13.001 - 13.500                                              264    55,241,215        7.25      6.405         358      77.87
13.501 - 14.000                                              516   112,428,928       14.75      6.893         358      80.32
14.001 - 14.500                                              518   102,250,269       13.42      7.374         358      81.84
14.501 - 15.000                                              517    94,937,666       12.46      7.863         358      82.11
15.001 - 15.500                                              265    39,574,405        5.19      8.334         358      81.22
15.501 - 16.000                                              313    44,110,507        5.79      8.840         358      79.50
16.001 - 16.500                                              216    25,836,447        3.39      9.325         358      77.56
16.501 - 17.000                                              140    17,846,248        2.34      9.800         358      77.01
17.001 - 17.500                                               53     6,396,870        0.84     10.349         358      72.46
17.501 - 18.000                                               38     4,297,396        0.56     10.798         358      72.15
18.001 - 18.500                                               17     1,631,385        0.21     11.348         358      69.37
18.501 - 19.000                                               13     1,317,345        0.17     11.865         357      68.18
19.001 - 19.500                                                3       293,189        0.04     12.257         358      67.80
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 12.000
Maximum: 19.410
Non-Zero Weighted Average: 14.543



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
INITIAL PERIODIC CAP (%)                                   LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,611   206,428,480       27.09      7.695         336      77.17
1.000                                                         14     2,157,812        0.28      8.521         358      78.18
1.500                                                      3,009   537,624,342       70.55      7.615         358      79.98
3.000                                                         49    15,875,368        2.08      5.024         298      82.15
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.541

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                                LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,611   206,428,480       27.09      7.695         336      77.17
1.000                                                         18     2,903,984        0.38      8.209         358      78.49
1.500                                                      3,005   536,878,171       70.45      7.615         358      79.98
3.000                                                         49    15,875,368        2.08      5.024         298      82.15
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.540



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
NEXT RATE ADJUSTMENT DATES                                 LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate                                                 1,611   206,428,480       27.09      7.695         336      77.17
May 2003                                                      49    15,875,368        2.08      5.024         298      82.15
November 2004                                                  4       604,549        0.08      9.820         355      73.58
December 2004                                                 46    13,034,056        1.71      7.024         356      83.37
January 2005                                                 714   154,512,008       20.27      7.270         357      80.69
February 2005                                              2,216   363,104,203       47.65      7.793         358      79.54
March 2005                                                     1       159,875        0.02      7.240         359      80.00
December 2005                                                  2       818,479        0.11      6.482         356      81.67
January 2006                                                  28     6,060,524        0.80      7.225         357      80.96
February 2006                                                 12     1,488,460        0.20      7.903         358      79.49
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES            LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
California                                                 1,501   328,194,888       43.07      7.266         352      79.04
Florida                                                      411    47,913,226        6.29      7.779         350      80.07
Illinois                                                     219    39,195,324        5.14      7.676         355      80.54
New York                                                     147    32,233,958        4.23      7.491         345      77.31
Texas                                                        340    31,861,545        4.18      8.558         327      78.18
Massachusetts                                                138    29,041,171        3.81      7.714         356      72.79
Michigan                                                     221    26,770,085        3.51      8.201         356      81.11
Colorado                                                     148    22,123,067        2.90      7.403         350      80.80
Virginia                                                      87    18,170,706        2.38      7.297         350      80.22
New Jersey                                                    93    18,005,788        2.36      7.860         349      79.47
Washington                                                    96    13,905,204        1.82      7.678         352      80.93
Minnesota                                                     87    13,105,590        1.72      7.608         349      78.33
Connecticut                                                   66    12,912,599        1.69      7.407         357      81.32
Nevada                                                        90    11,135,509        1.46      7.883         348      83.04
Maryland                                                      59    10,954,295        1.44      7.605         356      77.37
Other                                                        980   106,563,048       13.98      8.009         350      80.22
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Number of States/District of Columbia Represented: 49

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
OCCUPANCY                                                  LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Primary                                                    4,346   714,411,177       93.74      7.572         350      79.56
Investment                                                   326    45,599,039        5.98      7.840         352      74.48
Second Home                                                   11     2,075,786        0.27      6.725         345      79.00
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
PROPERTY TYPE                                              LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Single Family Residence                                    3,586   571,496,135       74.99      7.605         351      79.12
PUD                                                          444    82,158,701       10.78      7.510         349      81.42
2-4 Family                                                   303    61,670,221        8.09      7.614         350      76.99
Condo                                                        287    40,749,691        5.35      7.395         350      80.74
Manufactured Housing                                          63     6,011,256        0.79      7.766         343      76.23
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
LOAN PURPOSE                                               LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Refinance - Cashout                                        3,119   510,133,036       66.94      7.623         351      77.66
Purchase                                                     883   140,558,222       18.44      7.460         348      84.85
Refinance - Rate Term                                        681   111,394,746       14.62      7.571         350      79.52
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
DOCUMENTATION LEVEL                                        LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Full                                                       3,042   439,935,395       57.73      7.558         349      79.74
Stated Documentation                                       1,364   269,022,787       35.30      7.652         352      78.36
Limited                                                      277    53,127,821        6.97      7.474         353      79.83
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
CREDIT SCORE                                               LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
500 - 524                                                    531    74,524,937        9.78      8.540         356      74.82
525 - 549                                                    619    92,533,076       12.14      8.114         354      75.06
550 - 574                                                    574    86,898,727       11.40      7.875         352      76.60
575 - 599                                                    562    92,338,561       12.12      7.723         354      80.26
600 - 624                                                    749   118,048,449       15.49      7.517         351      81.05
625 - 649                                                    664   112,967,416       14.82      7.270         350      80.77
650 - 674                                                    439    78,614,783       10.32      7.133         348      81.74
675 - 699                                                    281    49,789,103        6.53      7.084         343      82.03
700 - 724                                                    123    26,636,898        3.50      6.674         342      81.60
725 - 749                                                     77    16,102,737        2.11      6.694         336      84.08
750 - 774                                                     45     9,017,076        1.18      6.413         327      78.69
775 - 799                                                     17     4,046,711        0.53      6.591         339      81.25
800 +                                                          2       567,529        0.07      6.613         357      77.68
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 500
Maximum: 804
Non-Zero Weighted Average: 607



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
PREPAYMENT PENALTY TERM                                    LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
0                                                            925   139,677,307       18.33      7.596         340      79.46
6                                                              4       260,240        0.03      8.740         341      79.90
12                                                           278    58,016,106        7.61      7.429         350      77.56
24                                                         2,458   417,259,403       54.75      7.619         356      80.19
36                                                         1,018   146,872,948       19.27      7.539         345      77.08
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 26

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
LIEN                                                       LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Position
1st Lien                                                   4,458   752,837,422       98.79      7.545         352      79.01
2nd Lien                                                     225     9,248,581        1.21     10.869         228      99.25
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     4,683   762,086,003      100.00      7.585         350      79.26
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

MSDW 2003-NC4                                                     MORGAN STANLEY

GROUP IN '2'
================================================================================

Summary Statistics
Number of Mortgage Loans:                                                  1,565
Aggregate Principal Balance ($):                                     287,313,832
Weighted Average Current Mortgage Rate (%):                                7.646
Non-Zero Weighted Average Margin (%):                                      6.257
Non-Zero Weighted Average Maximum Rate (%):                               14.222
Weighted Average Stated Original Term (months):                              346
Weighted Average Stated Remaining Term (months):                             343
Weighted Average Combined Original LTV (%):                                80.37
% First Liens:                                                             96.78
% Owner Occupied:                                                          92.98
% Purchase:                                                                21.44
% Full Doc:                                                                51.11
Non-Zero Weighted Average Credit Score:                                      617

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
PRODUCT TYPES                                              LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed - 10 Year                                               10       534,253        0.19      8.436         118      66.68
Fixed - 15 Year                                              144    10,295,392        3.58      8.549         178      77.54
Fixed - 20 Year                                              238    12,638,449        4.40      9.901         238      91.34
Fixed - 25 Year                                                8       538,135        0.19      8.507         297      79.37
Fixed - 30 Year                                              750   111,381,248       38.77      7.872         358      78.06
ARM - 2 Year/6 Month                                         385   138,596,031       48.24      7.383         357      81.22
ARM - 3 Year/6 Month                                           8     3,349,639        1.17      7.037         357      82.74
ARM - 10 Year IO/1 Month                                      22     9,980,685        3.47      5.101         298      83.35
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                          LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
4.000 - 4.999                                                 16     7,152,658        2.49      4.869         298      83.49
5.000 - 5.999                                                 34    14,583,329        5.08      5.769         347      76.78
6.000 - 6.999                                                164    66,245,781       23.06      6.698         356      79.08
7.000 - 7.999                                                577   123,895,829       43.12      7.601         349      80.46
8.000 - 8.999                                                359    45,987,274       16.01      8.490         339      80.29
9.000 - 9.999                                                136    14,679,036        5.11      9.515         339      80.07
10.000 - 10.999                                              221    10,916,498        3.80     10.764         254      92.83
11.000 - 11.999                                               53     3,482,400        1.21     11.578         331      74.14
12.000 - 12.999                                                5       371,026        0.13     12.251         349      71.32
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 4.375
Maximum: 12.990
Weighted Average: 7.646



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)               LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
1 - 25,000                                                    57     1,139,908        0.40     10.869         228      99.47
25,001 - 50,000                                              226     8,920,837        3.10      9.724         262      82.62
50,001 - 75,000                                              248    15,466,355        5.38      9.080         297      79.97
75,001 - 100,000                                             175    15,269,643        5.31      8.650         323      77.03
100,001 - 125,000                                            125    13,969,873        4.86      8.496         331      78.98
125,001 - 150,000                                             80    10,906,409        3.80      8.122         352      78.57
150,001 - 175,000                                             54     8,782,799        3.06      8.112         349      77.52
175,001 - 200,000                                             56    10,514,365        3.66      8.091         351      78.42
200,001 - 225,000                                             41     8,756,401        3.05      8.127         348      78.70
225,001 - 250,000                                             28     6,660,787        2.32      8.310         354      78.45
250,001 - 275,000                                             17     4,437,088        1.54      8.027         340      80.61
275,001 - 300,000                                             21     6,067,930        2.11      8.019         358      79.58
300,001 - 325,000                                             28     8,883,464        3.09      7.381         355      82.36
325,001 - 350,000                                            100    33,767,312       11.75      7.104         356      81.09
350,001 - 375,000                                             64    23,184,100        8.07      7.173         355      82.49
375,001 - 400,000                                             63    24,628,381        8.57      7.244         354      81.46
400,001 - 425,000                                             42    17,408,695        6.06      7.151         346      81.53
425,001 - 450,000                                             35    15,391,652        5.36      7.306         354      82.15
450,001 - 475,000                                             28    12,931,315        4.50      7.206         355      86.06
475,001 - 500,000                                             45    22,123,294        7.70      6.915         352      75.64
500,001 - 750,000                                             32    18,103,226        6.30      6.490         343      80.11
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 9,021
Maximum: 748,477
Average: 183,587



MSDW 2003-NC4                                                     MORGAN STANLEY

GROUP IN '2'
================================================================================

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)                    LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
120                                                           10       534,253        0.19      8.436         118      66.68
180                                                          144    10,295,392        3.58      8.549         178      77.54
240                                                          238    12,638,449        4.40      9.901         238      91.34
300                                                           30    10,518,820        3.66      5.275         298      83.15
360                                                        1,143   253,326,918       88.17      7.593         358      79.85
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 120
Maximum: 360
Weighted Average: 346

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)                   LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
109 - 120                                                     10       534,253        0.19      8.436         118      66.68
169 - 180                                                    144    10,295,392        3.58      8.549         178      77.54
229 - 240                                                    238    12,638,449        4.40      9.901         238      91.34
289 - 300                                                     30    10,518,820        3.66      5.275         298      83.15
349 - 360                                                  1,143   253,326,918       88.17      7.593         358      79.85
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 117
Maximum: 359
Weighted Average: 343



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)                  LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
15.01 - 20.00                                                  1        42,537        0.01      8.350         118      18.53
20.01 - 25.00                                                  2       572,976        0.20      7.121         358      24.84
25.01 - 30.00                                                  4       221,124        0.08      8.083         266      27.82
30.01 - 35.00                                                  5       259,626        0.09      7.980         358      32.47
35.01 - 40.00                                                 11     1,154,093        0.40      8.028         325      38.65
40.01 - 45.00                                                 11     1,360,918        0.47      8.080         307      43.49
45.01 - 50.00                                                 17     1,662,093        0.58      7.385         329      48.34
50.01 - 55.00                                                 16     3,442,517        1.20      7.386         352      53.40
55.01 - 60.00                                                 49     8,443,326        2.94      7.348         351      57.98
60.01 - 65.00                                                 69    12,729,094        4.43      7.350         340      63.32
65.01 - 70.00                                                118    18,966,607        6.60      7.868         349      69.12
70.01 - 75.00                                                152    29,951,382       10.42      7.596         349      74.02
75.01 - 80.00                                                354    68,994,330       24.01      7.606         342      79.59
80.01 - 85.00                                                245    55,333,421       19.26      7.460         347      84.45
85.01 - 90.00                                                239    61,887,589       21.54      7.426         352      89.62
90.01 - 95.00                                                 56    13,476,386        4.69      7.792         352      94.82
95.01 - 100.00                                               216     8,815,812        3.07     10.891         229      99.90
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Minimum: 18.53
Maximum: 100.00
Weighted Average: 80.37



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF GROSS MARGINS (%)                                 LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,150   135,387,478       47.12      8.118         332      79.22
<= 3.500                                                      16     7,152,658        2.49      4.869         298      83.49
3.501 - 4.000                                                  3     1,459,650        0.51      5.387         298      84.60
4.001 - 4.500                                                  3     1,368,377        0.48      6.005         297      81.27
4.501 - 5.000                                                  3       990,203        0.34      6.587         357      74.13
5.001 - 5.500                                                  3     1,222,378        0.43      7.065         357      84.30
5.501 - 6.000                                                  8     3,417,670        1.19      6.598         358      76.25
6.001 - 6.500                                                277   108,667,831       37.82      7.129         357      82.60
6.501 - 7.000                                                 47    15,435,747        5.37      7.828         358      80.24
7.001 - 7.500                                                 55    12,211,841        4.25      9.297         358      72.20
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 3.000
Maximum: 7.500
Non-Zero Weighted Average: 6.257



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                        LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,150   135,387,478       47.12      8.118         332      79.22
<=5.000                                                       16     7,152,658        2.49      4.869         298      83.49
5.001 - 5.500                                                 12     5,009,732        1.74      5.467         340      73.06
5.501 - 6.000                                                 25    10,699,163        3.72      5.934         351      78.55
6.001 - 6.500                                                 41    16,610,951        5.78      6.422         356      79.62
6.501 - 7.000                                                 96    38,668,938       13.46      6.884         357      81.11
7.001 - 7.500                                                 67    27,135,583        9.44      7.377         357      84.21
7.501 - 8.000                                                 59    23,943,761        8.33      7.860         357      84.45
8.001 - 8.500                                                 18     5,912,768        2.06      8.336         358      82.55
8.501 - 9.000                                                 26     7,730,698        2.69      8.803         358      81.57
9.001 - 9.500                                                 13     3,066,777        1.07      9.349         358      80.23
9.501 - 10.000                                                11     2,766,385        0.96      9.875         358      75.25
10.001 -10.500                                                 1       217,238        0.08     10.500         357      70.16
10.501 - 11.000                                                2        97,479        0.03     10.920         358      77.50
11.001 - 11.500                                               12     1,303,690        0.45     11.382         358      69.06
11.501 - 12.000                                               13     1,317,345        0.46     11.865         357      68.18
12.001 - 12.500                                                3       293,189        0.10     12.257         358      67.80
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 4.360
Maximum: 12.410
Non-Zero Weighted Average: 7.229



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                            LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,150   135,387,478       47.12      8.118         332      79.22
<= 12.500                                                     31    13,530,766        4.71      5.206         313      79.41
12.501 - 13.000                                               23     9,679,286        3.37      5.937         357      78.40
13.001 - 13.500                                               40    16,262,452        5.66      6.424         357      79.50
13.501 - 14.000                                               96    38,668,938       13.46      6.884         357      81.11
14.001 - 14.500                                               67    27,135,583        9.44      7.377         357      84.21
14.501 - 15.000                                               59    23,943,761        8.33      7.860         357      84.45
15.001 - 15.500                                               18     5,912,768        2.06      8.336         358      82.55
15.501 - 16.000                                               26     7,730,698        2.69      8.803         358      81.57
16.001 - 16.500                                               13     3,066,777        1.07      9.349         358      80.23
16.501 - 17.000                                               11     2,766,385        0.96      9.875         358      75.25
17.001 - 17.500                                                1       217,238        0.08     10.500         357      70.16
17.501 - 18.000                                                2        97,479        0.03     10.920         358      77.50
18.001 - 18.500                                               12     1,303,690        0.45     11.382         358      69.06
18.501 - 19.000                                               13     1,317,345        0.46     11.865         357      68.18
19.001 - 19.500                                                3       293,189        0.10     12.257         358      67.80
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 12.000
Maximum: 19.410
Non-Zero Weighted Average: 14.222



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
INITIAL PERIODIC CAP (%)                                   LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,150   135,387,478       47.12      8.118         332      79.22
1.500                                                        393   141,945,670       49.40      7.375         357      81.25
3.000                                                         22     9,980,685        3.47      5.101         298      83.35
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 1.500
Maximum: 3.000
Non-Zero Weighted Average: 1.599

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                                LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate Loans                                           1,150   135,387,478       47.12      8.118         332      79.22
1.000                                                          1       328,744        0.11      6.750         357      80.00
1.500                                                        392   141,616,926       49.29      7.376         357      81.25
3.000                                                         22     9,980,685        3.47      5.101         298      83.35
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.597



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
NEXT RATE ADJUSTMENT DATES                                 LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Fixed Rate                                                 1,150   135,387,478       47.12      8.118         332      79.22
May 2003                                                      22     9,980,685        3.47      5.101         298      83.35
November 2004                                                  1        79,883        0.03     11.990         355      57.14
December 2004                                                 25     9,337,730        3.25      6.962         356      83.61
January 2005                                                 154    61,834,550       21.52      7.186         357      81.60
February 2005                                                205    67,343,868       23.44      7.616         358      80.56
December 2005                                                  2       818,479        0.28      6.482         356      81.67
January 2006                                                   5     2,141,304        0.75      7.346         357      82.81
February 2006                                                  1       389,856        0.14      6.500         358      84.55
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES            LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
California                                                   520   140,557,940       48.92      7.307         348      81.43
Florida                                                      158    18,635,247        6.49      7.973         345      80.48
Texas                                                        196    17,178,315        5.98      8.574         305      77.68
Illinois                                                      61    13,323,962        4.64      7.589         352      80.83
New York                                                      52    12,319,207        4.29      7.765         344      77.81
Virginia                                                      31     8,420,494        2.93      7.052         341      82.69
New Jersey                                                    37     8,097,463        2.82      7.960         343      78.28
Michigan                                                      44     7,647,292        2.66      8.091         354      81.30
Massachusetts                                                 25     6,215,175        2.16      8.114         356      66.75
Connecticut                                                   21     5,861,956        2.04      7.502         357      85.65
Colorado                                                      32     4,378,105        1.52      7.937         338      79.53
Washington                                                    30     4,278,531        1.49      8.123         344      83.89
Nevada                                                        34     3,935,718        1.37      8.257         333      84.22
Maryland                                                      17     3,807,665        1.33      7.708         352      70.46
Minnesota                                                     19     3,076,297        1.07      7.867         346      71.94
Other                                                        288    29,580,465       10.30      8.161         332      80.40
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Number of States/District of Columbia Represented: 43

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
OCCUPANCY                                                  LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Primary                                                    1,439   267,144,962       92.98      7.621         343      80.63
Investment                                                   122    19,006,066        6.62      8.089         351      76.80
Second Home                                                    4     1,162,804        0.40      6.149         335      78.91
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
PROPERTY TYPE                                              LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Single Family Residence                                    1,147   211,494,511       73.61      7.614         344      80.31
PUD                                                          184    38,628,490       13.44      7.475         341      82.46
2-4 Family                                                   131    24,352,814        8.48      8.193         350      77.05
Condo                                                         81    11,106,200        3.87      7.584         334      82.12
Manufactured Housing                                          22     1,731,816        0.60      8.079         312      76.23
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
LOAN PURPOSE                                               LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Refinance - Cashout                                          999   184,124,368       64.08      7.691         344      78.39
Purchase                                                     354    61,610,410       21.44      7.562         338      86.82
Refinance - Rate Term                                        212    41,579,055       14.47      7.571         345      79.55
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
DOCUMENTATION LEVEL                                        LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Full                                                       1,017   146,849,716       51.11      7.717         338      80.73
Stated Documentation                                         462   118,462,900       41.23      7.583         348      79.76
Limited                                                       86    22,001,216        7.66      7.511         351      81.20
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
CREDIT SCORE                                               LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
500 - 524                                                    139    21,044,644        7.32      8.732         350      73.58
525 - 549                                                    160    26,251,563        9.14      8.153         346      73.89
550 - 574                                                    153    25,814,756        8.98      7.897         344      77.19
575 - 599                                                    182    34,352,930       11.96      7.731         349      80.79
600 - 624                                                    298    50,040,273       17.42      7.687         342      81.81
625 - 649                                                    253    46,210,032       16.08      7.542         345      81.48
650 - 674                                                    164    34,067,261       11.86      7.327         341      82.95
675 - 699                                                    111    22,284,886        7.76      7.361         341      84.49
700 - 724                                                     51    13,242,698        4.61      6.726         336      81.84
725 - 749                                                     30     7,718,671        2.69      6.904         330      86.26
750 - 774                                                     19     4,458,968        1.55      6.417         314      83.20
775 - 799                                                      4     1,324,524        0.46      6.399         333      79.55
800 +                                                          1       502,626        0.17      6.500         357      79.94
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 500
Maximum: 804
Non-Zero Weighted Average: 617



                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
PREPAYMENT PENALTY TERM                                    LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
0                                                            430    67,781,513       23.59      7.577         328      79.98
6                                                              4       260,240        0.09      8.740         341      79.90
12                                                            93    24,419,172        8.50      7.342         351      78.10
24                                                           411   107,349,342       37.36      7.543         351      82.23
36                                                           627    87,503,566       30.46      7.907         343      79.01
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 27

                                                                                      % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE   AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                                          NUMBER       CUT-OFF     CUT-OFF    AVERAGE     AVERAGE    AVERAGE
                                                              OF          DATE        DATE      GROSS   REMAINING   COMBINED
                                                        MORTGAGE     PRINCIPAL   PRINCIPAL   INTEREST        TERM   ORIGINAL
LIEN                                                       LOANS   BALANCE ($)     BALANCE   RATE (%)    (MONTHS)        LTV
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
1st Lien                                                   1,340   278,065,251       96.78      7.539         347      79.74
2nd Lien                                                     225     9,248,581        3.22     10.869         228      99.25
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------
Total:                                                     1,565   287,313,832      100.00      7.646         343      80.37
-----------------------------------------------------   --------   -----------   ---------   --------   ---------   --------


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